EXHIBIT 10.49

                              OMNIBUS AMENDMENT AND
                      CONFIRMATION OF COLLATERAL DOCUMENTS
                      ------------------------------------

           THIS OMNIBUS AMENDMENT AND CONFIRMATION, dated as of April 1, 2003 (this "Amendment"), of the Collateral Documents referred to below by and among BARNEYS NEW YORK, INC, a Delaware corporation ("Holdings"), BARNEY'S, INC., a New York corporation ("Barneys"), BARNEYS AMERICA, INC., a Delaware corporation ("BAI"), BARNEYS (CA) LEASE CORP., a Delaware corporation ("CA Lease"), BARNEYS
(NY) LEASE CORP., a Delaware corporation ("NY Lease"), BASCO ALL-AMERICAN SPORTSWEAR CORP., a New York corporation ("Basco"), BNY LICENSING CORP., a Delaware corporation ("BNY"), AND BARNEYS AMERICA (CHICAGO) LEASE CORP., a Delaware corporation ("Chicago Lease", and together with Barneys, BAI, CA Lease, NY Lease, Basco and BNY, collectively, the "Borrowers" and each individually a "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent for the Lenders (with its successors in such capacity, the "Administrative Agent") to the Existing Credit Agreement referred to below.


                               W I T N E S S E T H
                               - - - - - - - - - -

           WHEREAS, Borrowers, Administrative Agent, and Lenders signatory thereto are parties to that certain Credit Agreement, dated as of July 15, 2002 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, prior to the date hereof, the "Existing Credit Agreement");

           WHEREAS, Borrowers, Administrative Agent and/or Holdings are parties to the Blocked Account Agreements, the Holdings Guaranty, the Borrower Security Agreement, the Holdings Security Agreement, the Borrower Pledge Agreement, the Holdings Pledge Agreement, the Intellectual Property Security Agreement, the Master Standby Agreement and the Master Documentary Agreement (as such documents are in effect prior to the effectiveness hereof, the "Collateral Documents");

           WHEREAS, Borrowers, Administrative Agent and Lenders have agreed to restate the Existing Credit Agreement pursuant to a Restated Credit Agreement, dated as of the date hereof (the "Restated Credit Agreement"); and

           WHEREAS, in connection with the execution and delivery of the Restated Credit Agreement, the parties hereto wish to amend the Collateral Documents in the manner, and upon the terms and conditions, hereinafter set forth.

           NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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           1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Restated Credit Agreement.

           2. Credit Agreement References. The parties hereto acknowledge and agree that each reference to the Existing Credit Agreement in the Collateral Documents includes the Existing Credit Agreement as amended pursuant to the Restated Credit Agreement.

           3. Continued Validity of Collateral Documents. Except as specifically amended hereby, the Collateral Documents shall remain in full force and effect. The Borrowers and Holdings (a) acknowledge and consent to the amendment to the Existing Credit Agreement effected by the Restated Credit Agreement and (B) confirm and agree that their obligations under the Collateral Documents, as amended on the date hereof, shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of the Restated Credit Agreement. Each of the Collateral Documents shall be read and construed as a single agreement with this Amendment. All references in each of the existing Collateral Documents or any related agreement or instrument to the Collateral Documents shall hereafter refer to each of the Collateral Documents as amended hereby.

           4. Representations and Warranties. Each of Borrowers and Holdings represents and warrants that all representations and warranties set forth in the Collateral Documents are true and correct in all material respects as of the date hereof except for changes resulting from transactions contemplated, permitted or consented to by the Restated Credit Agreement, the other Loan Documents and all preceding documents among Administrative Agent, Borrowers, Holdings and Lenders. All such representations are hereby ratified, affirmed and incorporated herein by reference in all material respects, with the same force and effect as though set forth herein in their entirety.

           5. Effectiveness. This Amendment shall become effective as of the Restated Credit Agreement Effective Date.

           6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           7. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]




                                       2
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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                               BARNEY'S, INC.
                               BARNEYS AMERICA, INC.
                               BARNEYS (CA) LEASE CORP.
                               BARNEYS (NY) LEASE CORP.
                               BASCO ALL-AMERICAN   SPORTSWEAR
                               CORP.
                               BNY LICENSING CORP.
                               BARNEYS AMERICA (CHICAGO)
                               LEASE CORP.
                               BARNEYS NEW YORK, INC.



                               By:  /s/ STEVEN M. FELDMAN
                                  ----------------------------------------------
                                         Name:  Steven M. Feldman
                                         Title: Executive Vice President and
                                                Chief Financial Officer



                               GENERAL ELECTRIC CAPITAL
                               CORPORATION,
                               AS ADMINISTRATIVE AGENT



                               By:  /s/ STEPHEN M. METIVIER
                                  ----------------------------------------------
                                         Name:    Stephen M. Metivier
                                         Title:   Vice President